UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2023

RIVERVIEW BANCORP, INC.
(Exact name of registrant as specified in its charter)

Washington	000-22957	91-1838969
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 Washington Street, Suite 900, Vancouver, Washington	98660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (360) 693-6650

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	RVSB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
                  Compensatory Arrangements of Certain Officers.

    On August 4, 2023, the Board of Directors of Riverview Bank (the “Bank”) and Riverview Bancorp, Inc. (the “Company”) voted to terminate, without cause, the employment of Kevin J. Lycklama with the Bank.  The termination of employment without cause will be effective September 6, 2023 in accordance with certain advance notice procedures in his Employment Agreement, dated December 31, 2018.  Mr. Lycklama will continue to receive his current base salary through September 6, 2023 but effective immediately he was excused from all further duties.

     In the interim the Bank will be run by its existing strong management team as described below:

    Daniel Cox has been named Acting President and Chief Executive Officer.  For the past 21 years, Daniel Cox has worked for Riverview Bank. His expertise is in finance and credit administration. He currently serves as an Executive Vice President and Chief Credit Officer. He leads the Bank’s commercial credit and collection policies, procedures and processes and he also works closely with investor relations. Cox graduated Summa Cum Laude from Washington State University – Vancouver with a Bachelor of Arts in Business Administration with an emphasis in Finance. He graduated with Honors and is an alumnus of the Pacific Coast Banking School.

    Along with Daniel Cox, David Lam, Executive Vice-President and Chief Financial Officer is a critical member of the Senior Leadership team. He joined Riverview in 2008 as Controller and was promoted to his current position in 2017. Lam leads accounting, SEC reporting and treasury functions for the Bank and the Company. Prior to joining Riverview, he spent ten years working in the public accounting sector advancing to the level of audit manager. Lam holds a Bachelor of Arts degree in business administration with an emphasis in accounting from Oregon State University. Lam is a CPA, holds a chartered global management accountant designation and is a member of both the American Institute of CPAs and Oregon Society of CPAs.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVERVIEW BANCORP, INC.

Date: August 8, 2023	/s/David Lam
David Lam
Chief Financial Officer (Principal Financial Officer)